Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS OF

CORNERSTONE BANCORP, INC.

_____ _____, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF APRIL 12, 2005 AND THE TRANSACTIONS CONTEMPLATED IN MERGER AGREEMENT; “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 12, 2005, among Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bancshares, Inc. and NewAlliance Bank, and the Merger of the Cornerstone Bancorp, Inc. into NewAlliance Bancshares, Inc. and the other transactions contemplated by the Merger Agreement, including the simultaneous merger of Cornerstone Bank into NewAlliance Bank, as described in the attached proxy statement.	☐	☐	☐

				FOR	AGAINST	ABSTAIN
2.	To elect the following persons as directors:	3.	To ratify the appointment of KPMG LLP as the Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

☐	FOR ALL NOMINEES: Joseph S. Field, Jr.; Merrill J. Forgotson; J. James Gordon; Courney A. Nelthropp; Donald Sappern

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
O Joseph S. Field, Jr. O Merrill J. Forgotson O J. James Gordon O Courney A. Nelthropp O Donald Sappern

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CORNERSTONE BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

_____ _____, 2005

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CORNERSTONE BANCORP, INC. (the “Bancorp”) hereby appoints Joseph A. Maida, Stanley A. Levine and Ronald C. Miller, and each or any of them, as proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock of the Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Bancorp (the “Annual Meeting”) to be held at ___________________, Stamford, Connecticut 06901, at _______ p.m. on _____ _____, 2005, and at any adjournment or postponement thereof, with all the power the undersigned would have if personally present, hereby revoking any proxy heretofore given. Any of such proxies or their substitutes who attend the Annual Meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted. The undersigned hereby acknowledges receipt of the proxy statement for the Annual Meeting and instructs the proxies to vote as instructed on the reverse side hereof.

The undersigned also hereby grants the proxies discretionary authority to vote upon such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF APRIL 12, 2005 AND THE TRANSACTIONS CONTEMPLATED IN MERGER AGREEMENT SUCH; “FOR” THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED; AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

(Continued and to be signed on the reverse side)